1 Becton Drive
Franklin Lakes, NJ 07417
www.bd.com

News Release

Contact:
Patricia A. Spinella, Investor Relations – 201-847-5453
Colleen T. White, Corporate Communications – 201-847-5369

BD ANNOUNCES RESULTS FOR SECOND FISCAL QUARTER

Earnings per share from continuing operations increased 18% to $1.09;

Company raises earnings guidance for full fiscal year

Franklin Lakes, NJ (April 23, 2008) – BD (Becton, Dickinson and Company) (NYSE: BDX) today reported record quarterly revenues of $1.747 billion for the second fiscal quarter ended March 31, 2008, representing an increase of 11 percent over the prior year period. This quarter’s revenue growth rate reflects the favorable impact on all segments from foreign currency translation, which overall is estimated to account for 5 percentage points of the increase in quarterly revenues.

"We are pleased with our strong results, which were once again driven by solid company-wide revenue growth and disciplined spending controls that more than offset the headwind we have been facing as a result of increasing raw material costs," said Edward J. Ludwig, Chairman, President and Chief Executive Officer. "Accordingly, we are increasing our earnings guidance for the full year."

Second Quarter and Six-Month Period of Fiscal Year 2008 and 2007 Earnings

Reported diluted earnings per share from continuing operations of $1.09 for the second quarter increased by 18 percent over diluted earnings per share from continuing operations of 92 cents for the second fiscal quarter of 2007. For the six-month period ending March 31, 2008, reported diluted earnings per share from continuing operations were $2.16. For the six-month period ending March 31, 2007, reported diluted earnings per share from continuing operations were $1.44. The following analysis (Table 1) of diluted earnings per share from continuing operations for the six-month periods ended March 31, 2008 and 2007 identifies the specified item that affects comparability of results between periods. As illustrated, diluted earnings per share from continuing operations of $2.16 for fiscal 2008 increased by 14 percent over comparable fiscal 2007 diluted earnings per share from continuing operations of $1.89, which exclude the specified item.

(Table 1)	Six Months Ended March 31,
	FY2008	FY2007	% Change

Diluted EPS from Continuing Operations:	$ 2.16	$ 1.44	50%

Specified Item:
In-Process Research and Development Charge(1)	-	0.45
Diluted EPS from Continuing Operations Excluding Specified Items:	$ 2.16	$ 1.89	14%

(1) Represents the effect on diluted earnings per share from continuing operations of the in-process research and development charge recorded in the first quarter of fiscal 2007 related to the TriPath acquisition.

Segment Results

In the BD Medical segment, worldwide revenues for the quarter were $922 million, representing an increase of 9 percent from the prior year period. For the six-month period ended March 31, 2008, the BD Medical segment reported 10 percent revenue growth. Pharmaceutical Systems and Diabetes Care products led revenue growth in the segment.

In the BD Diagnostics segment, worldwide revenues for the quarter were $531 million, representing an increase of 12 percent from the prior year’s quarter. For the six-month period ended March 31, 2008, the BD Diagnostics segment reported 15 percent revenue growth. Sales of safety-engineered devices, TriPath products, and molecular testing systems, including GeneOhm, contributed to revenue growth.

In the BD Biosciences segment, worldwide revenues for the quarter were $294 million, representing an increase of 14 percent from the prior year’s quarter. For the six-month period ended March 31, 2008, the BD Biosciences segment reported 16 percent revenue growth. Demand for research instruments as well as clinical and research reagents continued to be the primary growth drivers.

Geographic Results

Second quarter revenues in the U.S. were $784 million, representing an increase of 4 percent over the prior year period. Revenues outside the U.S. were $963 million, representing an increase of 17 percent over the prior year period, with approximately 10 percentage points of the increase resulting from the favorable impact of foreign currency translation.

For the six-month period ended March 31, 2008, revenues in the U.S. were $1.574 billion, representing an increase of 7 percent over the prior year period. Revenues outside of the U.S. were $1.879 billion, representing an increase of 17 percent over the prior year period, with approximately 10 percentage points of the increase resulting from the favorable impact from foreign currency translation.

Fiscal 2008 Outlook for Full Year

The Company raised its guidance for full fiscal year 2008 diluted earnings per share from continuing operations to approximately 13 to 14 percent from approximately 11 to 13 percent over adjusted diluted earnings per share from continuing operations of $3.84 for the full fiscal year 2007. Reported diluted earnings per share from continuing operations for the full fiscal year 2007 were $3.36, which included 48 cents for in-process research and development charges related to the TriPath and Plasso acquisitions. Excluding these charges, adjusted diluted earnings per share from continuing operations for the full fiscal year 2007 were $3.84.

Conference Call Information

A conference call regarding BD’s second fiscal quarter results and its expectations for the full fiscal year will be broadcast live on BD’s website, www.bd.com/investors, at 10:00 a.m. (ET) Wednesday, April 23, 2008. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 800-388-6197 (domestic) and 402-220-1115 (international), Conference ID: 7BDX, through the close of business on Wednesday, April 30, 2008.

This news release contains certain non-GAAP financial measures. A reconciliation of these and other measures to the comparable GAAP measures is included in this release and in the attached financial tables.

About BD

BD, a leading global medical technology company that manufactures and sells medical devices, instrument systems and reagents, is dedicated to improving people’s health throughout the world. BD is focused on improving drug therapy, enhancing the quality and speed of diagnosing infectious diseases, and advancing research and discovery of new drugs and vaccines. The Company’s capabilities are instrumental in combating many of the world’s most pressing diseases. Founded in 1897 and headquartered in Franklin Lakes, New Jersey, BD employs approximately 28,000 people in approximately 50 countries throughout the world. The Company serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. For more information, please visit www.bd.com.

***

This press release, including the section entitled “Fiscal 2008 Outlook for Full Year,” contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues, earnings per share and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; changes in interest or foreign currency exchange rates; difficulties inherent in product development and delays in product introductions; changes in regional, national or foreign economic conditions; further increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); the effects of potential pandemic diseases; changes in healthcare or other governmental regulation; and issuance of new or revised accounting standards, as well as other factors discussed in this press release and in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per share data)

	Three Months Ended March 31,
	2008	2007	% Change

REVENUES	$1,746,925	$1,575,922	10.9

Cost of products sold	853,807	764,540	11.7
Selling and administrative	415,523	406,631	2.2
Research and development	96,034	86,687	10.8
TOTAL OPERATING COSTS
AND EXPENSES	1,365,364	1,257,858	8.5

OPERATING INCOME	381,561	318,064	20.0

Interest income	8,005	9,086	(11.9)
Interest expense	(8,098)	(11,686)	(30.7)
Other income, net	828	5,872	NM

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	382,296	321,336	19.0

Income tax provision	106,661	85,797	24.3

INCOME FROM CONTINUING OPERATIONS	275,635	235,539	17.0

INCOME FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX PROVISION OF
$347 AND $4,222, RESPECTIVELY	550	6,994	NM

NET INCOME	$276,185	$242,533	13.9

EARNINGS PER SHARE

Basic:
Income from continuing operations	$1.13	$0.96	17.7
Income from discontinued operations	$-	$0.03	NM
Net income	$1.13	$0.99	14.1

Diluted:
Income from continuing operations	$1.09	$0.92	18.5
Income from discontinued operations	$-	$0.03	NM
Net income	$1.09	$0.95	14.7

AVERAGE SHARES OUTSTANDING

Basic	244,869	245,418
Diluted	252,788	254,740

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per share data)

	Six Months Ended March 31,
	2008	2007	% Change

REVENUES	$3,452,692	$3,077,449	12.2

Cost of products sold	1,683,654	1,473,474	14.3
Selling and administrative	837,240	790,715	5.9
Research and development	187,561	166,627	12.6
Acquired in-process research and development	-	114,739	NM
TOTAL OPERATING COSTS
AND EXPENSES	2,708,455	2,545,555	6.4

OPERATING INCOME	744,237	531,894	39.9

Interest income	21,534	25,200	(14.5)
Interest expense	(18,438)	(24,555)	(24.9)
Other income, net	1,535	3,505	NM

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	748,868	536,044	39.7

Income tax provision	202,337	169,454	19.4

INCOME FROM CONTINUING OPERATIONS	546,531	366,590	49.1

INCOME FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX PROVISION OF
$734 AND $11,362, RESPECTIVELY	1,201	18,822	NM

NET INCOME	$547,732	$385,412	42.1

EARNINGS PER SHARE

Basic:
Income from continuing operations	$2.23	$1.49	49.7
Income from discontinued operations	$-	$0.08	NM
Net income (1)	$2.24	$1.57	42.7

Diluted:
Income from continuing operations	$2.16	$1.44	50.0
Income from discontinued operations	$-	$0.07	NM
Net income	$2.16	$1.51	43.0

AVERAGE SHARES OUTSTANDING

Basic	244,580	245,484
Diluted	253,288	255,178

NM - Not Meaningful

(1) Total per share amounts may not add due to rounding

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
(Unaudited; Amounts in thousands, except per share data)

	Six Months Ended March 31, 2007
	As	TriPath	Excluding
	Reported	IPR&D (1)	Items

Operating Income	$531,894	$114,739	$646,633
as a % of revenues	17.3%		21.0%

Income taxes	169,454	-	169,454
effective tax rate	31.6%		26.0%

Income from continuing operations	366,590	114,739	481,329
as a % of revenues	11.9%		15.6%

Diluted earnings per share
Income from continuing operations	$1.44	$0.45	$1.89

(1) Represents the acquired in-process research and development charge of $114,739 related to the TriPath acquisition.

	Fiscal Year 2007
	As		Excluding
	Reported	IPR&D (2)	Items

Diluted earnings per share
Income from continuing operations	$3.36	$0.48	$3.84

(2) Represents the acquired in-process research and development charges related to the TriPath and Plasso acquisitions.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Three Months Ended March 31,
	2008	2007	% Change

BD MEDICAL
United States	$388,281	$378,789	2.5
International	533,971	465,355	14.7
TOTAL	$922,252	$844,144	9.3

BD DIAGNOSTICS
United States	$281,088	$265,800	5.8
International	249,484	207,430	20.3
TOTAL	$530,572	$473,230	12.1

BD BIOSCIENCES
United States	$114,581	$109,429	4.7
International	179,520	149,119	20.4
TOTAL	$294,101	$258,548	13.8

TOTAL REVENUES
United States	$783,950	$754,018	4.0
International	962,975	821,904	17.2
TOTAL	$1,746,925	$1,575,922	10.9

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Six Months Ended March 31,
	2008	2007	% Change

BD MEDICAL
United States	$795,772	$760,596	4.6
International	1,035,764	909,795	13.8
TOTAL	$1,831,536	$1,670,391	9.6

BD DIAGNOSTICS
United States	$560,576	$508,699	10.2
International	492,747	406,932	21.1
TOTAL	$1,053,323	$915,631	15.0

BD BIOSCIENCES
United States	$217,653	$205,349	6.0
International	350,180	286,078	22.4
TOTAL	$567,833	$491,427	15.5

TOTAL REVENUES
United States	$1,574,001	$1,474,644	6.7
International	1,878,691	1,602,805	17.2
TOTAL	$3,452,692	$3,077,449	12.2

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31,
(Unaudited; Amounts in thousands)

	United States
	2008	2007	% Change

BD MEDICAL
Medical Surgical Systems	$232,447	$230,881	0.7
Diabetes Care	96,883	97,647	(0.8)
Pharmaceutical Systems	52,779	44,370	19.0
Ophthalmic Systems	6,172	5,891	4.8
TOTAL	$388,281	$378,789	2.5

BD DIAGNOSTICS
Preanalytical Systems	$140,674	$131,937	6.6
Diagnostic Systems	140,414	133,863	4.9
TOTAL	$281,088	$265,800	5.8

BD BIOSCIENCES
Cell Analysis (1)	$78,269	$71,719	9.1
Discovery Labware	36,312	37,710	(3.7)
TOTAL	$114,581	$109,429	4.7

TOTAL UNITED STATES	$783,950	$754,018	4.0

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2008	2007	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$248,269	$216,459	14.7	5.5	9.2
Diabetes Care	90,577	73,544	23.2	11.7	11.5
Pharmaceutical Systems	181,660	164,442	10.5	(0.5)	11.0
Ophthalmic Systems	13,465	10,910	23.4	14.0	9.4
TOTAL	$533,971	$465,355	14.7	4.5	10.2

BD DIAGNOSTICS
Preanalytical Systems	$133,518	$112,809	18.4	8.1	10.3
Diagnostic Systems	115,966	94,621	22.6	13.1	9.5
TOTAL	$249,484	$207,430	20.3	10.4	9.9

BD BIOSCIENCES
Cell Analysis (1)	$141,452	$116,494	21.4	11.4	10.0
Discovery Labware	38,068	32,625	16.7	6.5	10.2
TOTAL	$179,520	$149,119	20.4	10.4	10.0

TOTAL INTERNATIONAL	$962,975	$821,904	17.2	7.1	10.1

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2008	2007	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$480,716	$447,340	7.5	3.0	4.5
Diabetes Care	187,460	171,191	9.5	4.6	4.9
Pharmaceutical Systems	234,439	208,812	12.3	3.6	8.7
Ophthalmic Systems	19,637	16,801	16.9	10.7	6.2
TOTAL	$922,252	$844,144	9.3	3.6	5.7

BD DIAGNOSTICS
Preanalytical Systems	$274,192	$244,746	12.0	7.3	4.7
Diagnostic Systems	256,380	228,484	12.2	8.3	3.9
TOTAL	$530,572	$473,230	12.1	7.8	4.3

BD BIOSCIENCES
Cell Analysis (1)	$219,721	$188,213	16.7	10.6	6.1
Discovery Labware	74,380	70,335	5.8	1.0	4.8
TOTAL	$294,101	$258,548	13.8	8.0	5.8

TOTAL REVENUES	$1,746,925	$1,575,922	10.9	5.6	5.3

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31,
(Unaudited; Amounts in thousands)

	United States
	2008	2007	% Change

BD MEDICAL
Medical Surgical Systems	$485,192	$473,183	2.5
Diabetes Care	195,409	188,139	3.9
Pharmaceutical Systems	102,757	87,269	17.7
Ophthalmic Systems	12,414	12,005	3.4
TOTAL	$795,772	$760,596	4.6

BD DIAGNOSTICS
Preanalytical Systems	$283,974	$263,640	7.7
Diagnostic Systems	276,602	245,059	12.9
TOTAL	$560,576	$508,699	10.2

BD BIOSCIENCES
Cell Analysis (1)	$145,629	$133,551	9.0
Discovery Labware	72,024	71,798	0.3
TOTAL	$217,653	$205,349	6.0

TOTAL UNITED STATES	$1,574,001	$1,474,644	6.7

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2008	2007	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$494,336	$441,909	11.9	2.5	9.4
Diabetes Care	181,438	151,738	19.6	8.4	11.2
Pharmaceutical Systems	333,623	294,483	13.3	1.8	11.5
Ophthalmic Systems	26,367	21,665	21.7	11.1	10.6
TOTAL	$1,035,764	$909,795	13.8	3.4	10.4

BD DIAGNOSTICS
Preanalytical Systems	$261,687	$221,179	18.3	7.5	10.8
Diagnostic Systems	231,060	185,753	24.4	14.5	9.9
TOTAL	$492,747	$406,932	21.1	10.7	10.4

BD BIOSCIENCES
Cell Analysis (1)	$279,205	$223,652	24.8	14.4	10.4
Discovery Labware	70,975	62,426	13.7	3.7	10.0
TOTAL	$350,180	$286,078	22.4	12.0	10.4

TOTAL INTERNATIONAL	$1,878,691	$1,602,805	17.2	6.8	10.4

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2008	2007	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$979,528	$915,092	7.0	2.5	4.5
Diabetes Care	376,847	339,877	10.9	5.9	5.0
Pharmaceutical Systems	436,380	381,752	14.3	5.4	8.9
Ophthalmic Systems	38,781	33,670	15.2	8.4	6.8
TOTAL	$1,831,536	$1,670,391	9.6	4.0	5.6

BD DIAGNOSTICS
Preanalytical Systems	$545,661	$484,819	12.5	7.6	4.9
Diagnostic Systems	507,662	430,812	17.8	13.6	4.2
TOTAL	$1,053,323	$915,631	15.0	10.4	4.6

BD BIOSCIENCES
Cell Analysis (1)	$424,834	$357,203	18.9	12.4	6.5
Discovery Labware	142,999	134,224	6.5	1.9	4.6
TOTAL	$567,833	$491,427	15.5	9.5	6.0

TOTAL REVENUES	$3,452,692	$3,077,449	12.2	6.8	5.4

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.